SELECT*LIFE II

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

issued by

ReliaStar Life Insurance Company

and its

Select*Life Variable Account

Supplement Dated February 27, 2014

This supplement replaces supplement X.57244-13 dated December 17, 2013. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE
ADMINISTRATIVE CHARGE

We deduct an Administrative Charge from your policy value on each monthly processing date. This charge helps compensate us for the costs associated with administering the policies.

The monthly administrative charge for policies with policy dates prior to February 17, 2004, is currently $8.25 and is guaranteed not to exceed $12.00.

The monthly administrative charge for policies with policy dates on or after February 17, 2004, is currently $10.00 and is guaranteed never to exceed $10.00.

X.57244-13A	February 2014